EXHIBIT 99.1
Contacts:
Thad Trent
EVP Finance & Administration and CFO
(408) 943-2925

Joseph L. McCarthy
Director, Corporate Communications
(408) 943-2902
For Immediate Release
Cypress Reports Fourth Quarter and Year-End 2016 Results

•	Fourth quarter GAAP and non-GAAP revenue was $530.2 million

•	Fourth quarter GAAP margin was 38.1% and non-GAAP margin was 40.1%

•	Enhanced go-to-market strategy to align to high-growth markets, resulting in change in corporate structure from four divisions to two

•	Wireless connectivity solutions acquired from Broadcom increased revenue by 15.6% sequentially

•	Realized annualized synergies of $188.5 million exceeding the plan at the time of Spansion merger

SAN JOSE, Calif., February 2, 2017—Cypress Semiconductor Corporation (NASDAQ: CY) today announced its fourth quarter and fiscal year 2016 results.

“We’re pleased to report a strong fourth quarter and full year for Cypress in 2016,” said Hassane El-Khoury, Cypress president and chief executive officer. “We grew the company, improved our gross margin, exceeded our expectations in terms of our plan for cost synergies from the Spansion merger and changed the strategic direction of the company, fully implementing Cypress 3.0, our blueprint for selling complete embedded solutions into markets growing faster than the broader semiconductor industry.

“For the year, our GAAP revenue of $1.92 billion and non-GAAP revenue of $1.94 billion reflect 20% and 19% growth, respectively,” El-Khoury continued. “We continue to see strong demand for our expanding portfolio of solutions for embedded systems, and our IoT business, which cuts across all of our target markets, has exceeded our expectations.

“We have now fully aligned our go-to-market strategy with our target markets - automotive, industrial and consumer - and reorganized our reporting structure to two divisions to improve our efficiency. In 2017 we expect to grow faster than the overall semiconductor market, driven by automotive, connectivity and USB-C.”

Revenue and earnings for the quarter are given below, compared with those of the prior quarter:
(In thousands, except per-share data)

	GAAP		NON-GAAP[1]
	Q4 2016	Q3 2016	Q4 2016	Q3 2016
Revenue	$530,172	$523,845	$530,172	$530,095
Margin	38.1%	37.9%	40.1%	40.5%
Pretax profit margin	(13.5)%	2.4%	10.8%	10.7%
Net income (loss)	$(72,367)	$9,411	$53,823	$53,467
Diluted EPS (loss)	$(0.22)	$0.03	$0.15	$0.15

1.    See “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures,” tables included below.

Revenue and earnings for the fiscal year are given below, compared with those of the prior year:

	GAAP		NON-GAAP[1]
	FY 2016 [3]	FY 2015 [2]	FY 2016 [3]	FY 2015 [2]
Revenue	$1,923,108	$1,607,853	$1,941,858	$1,626,603
Margin	35.6%	24.9%	39.0%	35.3%
Pretax profit margin	(35.6)%	(22.6)%	9.4%	4.8%
Net income (loss)	$(686,251)	$(378,867)	$170,471	$70,532
Diluted EPS (loss)	$(2.15)	$(1.25)	$0.49	$0.21
1.    See “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures” tables included below.
2. 2015 includes results of the merger with Spansion as of March 12, 2015.
3. 2016 includes results from the IoT business acquired from Broadcom on July 5, 2016.

BUSINESS REVIEW

+ At the Electronica trade show in November, Cypress introduced the all-inclusive, turnkey Wireless Internet Connectivity for Embedded Devices (WICED®) Studio 4 platform, which provides a single development environment for multiple wireless technologies, including Cypress’s world-class Wi-Fi®, Bluetooth® and combination solutions for the IoT. This software introduction reinforces the Company’s positioning as a leader in the wireless connectivity business with both embedded system solutions and supporting software.
+ For the connectivity business acquired from Broadcom on July 5, 2016, Cypress reported $72.3 million in revenue for the fourth quarter of 2016, above the high end of guidance.
+ Cypress changed its corporate structure from four divisions to two, to align with its go-to-market strategy and enhance operational efficiency. The new Microcontroller and Connectivity Division, or MCD, includes the following:

•	Microcontroller and PSoC® product lines of the former Programmable Systems Division;

•	Wireless Connectivity/IoT and USB product lines of the former Data Communications Division;

•	The foundry business from the former Emerging Technologies Division (ETD);

•	The Intellectual Property Business Unit, which was formerly part of the Memory Products Division.
The Memory Products Division, or MPD, now includes Flash, SRAM and specialty memories, as well as the AgigA Tech subsidiary, which was formerly part of ETD.

+ GAAP and non-GAAP consolidated margins for the fourth quarter of 2016 were 38.1% and 40.1%, respectively, attributable to the Company's margin-enhancing initiatives and favorable product mix. Fab utilization increased to approximately 63% in the fourth quarter as production levels ramped to meet customer demand.

+Cash from operations during the fourth quarter was $89.8 million as a result of the Company's focus on working capital improvement.

+ Inventory at the end of the fourth quarter was $287.8 million, up 16.2% from the third quarter of 2016, due to an increase in MCU and connectivity inventory to support end-customer demand. The Company’s lean inventory initiative has resulted in a reduction of more than $80 million of excess inventory in 2016 as planned.

+ Cypress paid a dividend of $35.4 million, or $0.11 per share, to holders of record of the Company’s common stock as of the close of business on December 29, 2016. The dividend was equivalent to a 3.8% annualized yield as of December 30, 2016.

REVENUE SUMMARY
(In thousands, except percentages)
(Unaudited)

	Three Months Ended			Three Months Ended
	(GAAP)[1]			(Non-GAAP)[4]
	January 1, 2017	October 2, 2016	Sequential Change	January 1, 2017	October 2, 2016	Sequential Change
Business Unit
MCD[1,3]	$294,893	$284,242	4%	$294,893	$290,492	2%
MPD	235,279	239,603	(2)%	235,279	239,603	(2)%
Total	$530,172	$523,845	1%	$530,172	$530,095	—%

Geographic [2]
China & ROW [1]	57%	55%	4%	57%	56%	2%
Americas	11%	12%	(8)%	11%	12%	(8)%
Europe	11%	12%	(8)%	11%	12%	(8)%
Japan	21%	21%	—%	21%	20%	5%
Total	100%	100%	—%	100%	100%	—%

Channel
Distribution	74%	74%	—%	74%	73%	1%
Direct [1]	26%	26%	—%	26%	27%	(4)%
Total	100%	100%	—%	100%	100%	—%

1.	GAAP revenue for the third quarter of 2016 excludes $6.25 million of non-GAAP licensing revenue in MCD, China & ROW region and direct channel.

2.	Prior quarter geographic numbers have been revised to conform to current period presentation.

3.	Historical results of MCD include Deca Technologies.

4.	See “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures” tables included below.

	Twelve Months Ended			Twelve Months Ended
	(GAAP)[1,2,3]			(Non-GAAP)[6]
	January 1, 2017	January 3, 2016	Sequential Change	January 1, 2017	January 3, 2016	Sequential Change
Business Unit
MCD[2,5]	$994,482	$731,279	36%	$1,013,232	$750,029	35%
MPD	928,626	876,574	6%	928,626	876,574	6%
Total	$1,923,108	$1,607,853	20%	$1,941,858	$1,626,603	19%

Geographic [4]
China & ROW [2]	53%	44%	20%	53%	44%	20%
Americas	12%	14%	(14)%	12%	15%	(20)%
Europe	13%	13%	—%	13%	13%	—%
Japan	22%	29%	(24)%	22%	28%	(21)%
Total	100%	100%	—%	100%	100%	—%

Channel
Distribution	73%	71%	3%	72%	70%	3%
Direct [2]	27%	29%	(7)%	28%	30%	(7)%
Total	100%	100%	—%	100%	100%	—%

1.	2015 includes results of the merger with Spansion as of March 12, 2015.

2.	Our net sales for twelve months ended 2015 and 2016 include $18.75 million, of legacy Spansion non-GAAP licensing revenue in MCD, APAC region and direct channel, respectively.

3.	2016 includes results of the IoT acquisition as of July 5, 2016.

4.	Prior quarter geographic numbers have been revised to conform to current period presentation.

5.	Historical results of MCD include Deca Technologies.

6.	See “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures” tables included below.

FIRST QUARTER 2017 FINANCIAL OUTLOOK

For the first quarter of 2017, Cypress estimates financial results as follows:

	GAAP	Non-GAAP
Revenue	$495 million to $525 million
Margin %	37% + / - 50 bps	39% + / - 50 bps
Diluted EPS	$(0.22) to $(0.18)	$0.09 to $0.13

A reconciliation of GAAP forward-looking estimates to non-GAAP forward-looking estimates may be found in the tables at the end of this earnings report.

The timing and amount of certain material items, including restructuring charges, asset impairments, changes in value of deferred compensation assets and liabilities, impact of stock-based compensation from modification of equity awards, and the tax impact of non-GAAP adjustments, which are needed to estimate GAAP financial measures are either inherently unpredictable or outside the control of the Company, and may have a significant impact on the Company’s financial results. Accordingly, Cypress cannot provide a full quantitative reconciliation for such non-GAAP financial measures included as part of the first quarter 2017 financial outlook to the most directly comparable GAAP measure without unreasonable effort and additional adjustments may be reflected in our non-GAAP results for the first quarter of 2017. Cypress has qualitatively described below, under the section “Non-GAAP Financial Measures,” the anticipated differences between the non-GAAP financial measures and the most directly comparable GAAP measures.

CONFERENCE CALL AND WEBCAST INFORMATION

Cypress will host its quarterly conference call on February 2, 2017 at 1:30 p.m. Pacific Time to discuss its fourth quarter and fiscal year 2016 results and provide an outlook for the first quarter of 2017.

All interested parties may dial 517-308-9119 and provide the passcode “Cypress” to listen to the call. The event will be broadcast over the Internet and may be accessed through Cypress’s website at www.cypress.com/investors. The archived presentation will be available for two weeks immediately following the event.

FOLLOW CYPRESS ONLINE

Join the Cypress Developer Community, read our Core & Code blog, follow us on Twitter, Facebook and LinkedIn, and watch Cypress videos on our Video Library or YouTube.

ABOUT CYPRESS

Founded in 1982, Cypress is a leader in advanced embedded system solutions for the world’s most innovative automotive, industrial, home automation and appliances, consumer electronics and medical products. Cypress’s programmable systems-on-chip, general-purpose microcontrollers, analog ICs, wireless and USB-based connectivity solutions and reliable, high-performance memories help engineers design differentiated products and get them to market first. Cypress is committed to providing customers with support and engineering resources that enable innovators and out-of-the-box thinkers to disrupt markets and create new product categories. To learn more, go to www.cypress.com.

NON-GAAP FINANCIAL MEASURES

To supplement its condensed consolidated unaudited financial results presented in accordance with GAAP, Cypress uses the non-GAAP financial measures listed below, which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in more detail below.

•	Revenue;

•	Margin;

•	Margin %;

•	Research and development expenses;

•	Selling, general and administrative expenses;

•	Provision (benefit) for income taxes;

•	Pretax profit margin %;

•	Operating income (loss);

•	Net income (loss); and

•	Diluted earnings (loss) per share.

Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company's operations which, when viewed in conjunction with Cypress's GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company's business and operations.
The Company presents non-GAAP financial measures because management uses these measures to analyze and assess the Company's financial results and to manage the business.
There are limitations in using non-GAAP financial measures including those discussed below. Moreover, the Company’s non-GAAP measures may be calculated differently than the non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement and should be viewed in conjunction with GAAP financial measures.

As presented in the "Non-GAAP Results" tables in this press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition-related charges: Acquisition-related charges are not factored into management's evaluation of potential acquisitions or Cypress's long-term performance after the completion of acquisitions. However, a limitation of non-GAAP measures that exclude acquisition-related charges is that these charges may represent payments that reduce the cash available to the Company for other purposes. Acquisition-related expenses primarily include:

•	Amortization of purchased intangibles, including purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements;

•	Amortization of step-up in value of inventory recorded as part of purchase price accounting; and

•
One-time charges associated with the completion of an acquisition including items such as contract termination costs, severance and other acquisition-related restructuring costs; costs incurred in connection with integration activities, and legal and accounting costs.

Share-based compensation expense: Share-based compensation expense relates primarily to employee stock options, restricted stock units, performance stock units and the employee stock purchase plan. Share-based compensation expense is a non-cash expense that is affected by changes in market factors including the price of Cypress’s common shares, which are not within the control of management. In addition, the valuation of share-based compensation is subjective, and the expense recognized by Cypress may be significantly different than the expense recognized by other companies for similar equity awards, which makes it difficult to assess Cypress’s results compared to its competitors. Accordingly, management excludes this item from its internal operating forecasts and models. However, a limitation of non-GAAP measures that exclude share-based compensation expense is that they do not reflect the full costs of compensating employees.

Other adjustments: These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and ongoing operating performance of Cypress. Excluding these items, which can vary significantly from quarter to quarter, allows management to better compare Cypress’s period-over-period performance. However, limitations of non-GAAP measures that exclude these items include that these adjustments are often subjective and may not be comparable to similarly titled non-GAAP financial measures used by other companies. Other adjustments primarily include:

•	Revenue from an intellectual property license,

•	Changes in value of deferred compensation plan assets and liabilities,

•	Investment-related gains or losses, including equity method investments,

•	Restructuring and related costs,

•	Debt issuance costs, including imputed interest related to the equity component of convertible debt,

•	Asset impairments,

•	Tax effects of non-GAAP adjustments,

•	Certain other expenses and benefits, and

•
Diluted weighted average shares non-GAAP adjustment - for purposes of calculating non-GAAP diluted earnings per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits related to share-based compensation expense.

FORWARD-LOOKING STATEMENTS

Statements herein that are not historical facts and that refer to Cypress or its subsidiaries’ plans and expectations for the future are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. We may use words such as “may,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “future,” “continue” or other wording indicating future results or expectations to identify such forward-looking statements that include, but are not limited to: statements related to our estimated non-GAAP revenue, non-GAAP margin, non-GAAP operating expenses, non-GAAP EPS, net interest expense, tax expense, capital expenditures and depreciation for the first quarter of fiscal 2017; the expected benefits of our acquisition of Broadcom’s wireless IoT business, including revenue growth and margin improvement; sources of revenue for the first quarter; the expected impact of our lean inventory initiative on fab utilization, inventory levels, cash flow, pricing and profitability; estimates of certain GAAP to non-GAAP reconciling items for the first quarter; the demand environment for semiconductors; the expected impact of our margin improvement plan; the impact of seasonality on revenue; the CEO transition; cross-selling opportunities in the automotive business; our ability to meet our targeted range of inventory; the expected synergies related to our merger with Spansion; expected or anticipated uses of cash flow, including to pay dividends, repurchase shares of common stock, or pay down our existing indebtedness; and plans to reduce excess inventory. Such statements reflect our current expectations, which are based on information and data available to our management as of the date of this press release. Our actual results may differ materially due to a variety of risks and uncertainties, including, but not limited to: global economic and market conditions; business conditions and growth trends in the semiconductor market; our ability to compete effectively; the volatility in supply and demand conditions for our products, including but not limited to the impact of seasonality on supply and demand; our ability to develop, introduce and sell new products and technologies; potential problems relating to our manufacturing activities; the impact of acquisitions, including but not limited to the continuing integration of Spansion and the recent acquisition of Broadcom’s wireless IoT business; our ability to attract and retain key personnel; and other risks and uncertainties described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. We assume no responsibility to update any such forward-looking statements.

Cypress, the Cypress logo, WICED and PSoC are registered trademarks of Cypress Semiconductor Corporation. All other trademarks are property of their owners.

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CYPRESS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	January 1, 2017	January 3, 2016

ASSETS
Cash, cash equivalents and short-term investments	$121,144	$227,561
Accounts receivable, net	333,037	292,736
Inventories	287,776	243,595
Property, plant and equipment, net	297,266	425,003
Goodwill and other intangible assets, net	2,344,033	2,528,077
Other assets	488,615	287,289
Total assets	$3,871,871	$4,004,261
LIABILITIES AND EQUITY
Accounts payable	$241,424	$143,383
Income tax liabilities	49,552	54,999
Revenue reserves, deferred margin and other liabilities	493,164	419,535
Revolving credit facility and long-term debt	1,194,979	673,659
Total liabilities	1,979,119	1,291,576
Total Cypress stockholders' equity	1,891,828	2,720,848
Non-controlling interest	924	(8,163)
Total equity	1,892,752	2,712,685
Total liabilities and equity	$3,871,871	$4,004,261

CYPRESS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
ON A GAAP BASIS
(In thousands, except per-share data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	January 1, 2017	October 2, 2016	January 3, 2016	January 1, 2017	January 3, 2016
Revenues	$530,172	$523,845	$450,128	$1,923,108	$1,607,853
Costs and expenses:
Cost of revenues	328,220	325,225	306,881	1,237,974	1,207,850
Research and development	92,188	95,411	73,682	331,737	281,391
Selling, general and administrative	76,839	84,209	85,385	317,383	323,570
Amortization of intangible assets	52,104	54,849	33,959	174,745	108,335
Restructuring charges	17,237	7,970	1,406	26,131	90,084
Impairment of acquisition-related intangible assets	—	—	—	33,944	—
Impairment related to assets held for sale	1,960	35,259	—	37,219	—
Loss (gain) related to investment in Deca Technologies	—	(112,774)	—	(112,774)	—
(Gain) on divestiture of TrueTouch® Mobile business	—	—	—	—	(66,472)
Goodwill impairment charge	—	—	—	488,504	—
Total costs and expenses	568,548	490,149	501,313	2,534,863	1,944,758
Operating income (loss)	(38,376)	33,696	(51,185)	(611,755)	(336,905)
Interest and other expense, net	(24,389)	(16,924)	(3,556)	(54,879)	(20,125)
Income (loss) before income taxes and non-controlling interest	(62,765)	16,772	(54,741)	(666,634)	(357,030)
Income tax provision	(790)	(3,304)	(15,726)	(2,616)	(16,960)
Equity in net loss of equity method investees	(8,766)	(4,233)	(2,330)	(17,644)	(7,148)
Net income (loss)	(72,321)	9,235	(72,797)	(686,894)	(381,138)
Net (gain) loss attributable to non-controlling interests	(46)	176	467	643	2,271
Net income (loss) attributable to Cypress	$(72,367)	$9,411	$(72,330)	$(686,251)	$(378,867)
Net income (loss) per share attributable to Cypress:
Basic	$(0.22)	$0.03	$(0.22)	$(2.15)	$(1.25)
Diluted	$(0.22)	$0.03	$(0.22)	$(2.15)	$(1.25)
Cash dividend declared per share	$0.11	$0.11	$0.11	$0.44	$0.44
Shares used in net income (loss) per share calculation:	—
Basic	322,800	321,276	334,447	319,522	302,036
Diluted	322,800	343,718	334,447	319,522	302,036

CYPRESS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per-share data)
(Unaudited)

Table A: Revenue	Three Months Ended (a)			Twelve Months Ended (b)
	Q4'16	Q3'16	Q4'15	Q4'16	Q4'15

GAAP revenue	$530,172	$523,845	$450,128	$1,923,108	$1,607,853
Add: Revenue from Intellectual Property License	—	6,250	6,250	18,750	18,750
Non-GAAP revenue	$530,172	$530,095	$456,378	$1,941,858	$1,626,603

(a) Non-GAAP revenue for the third quarter of fiscal 2016 and fourth quarter of fiscal 2015, includes $6.25 million of non-GAAP licensing revenue in MCD, China & ROW region and direct channel.
(b) Non-GAAP revenue for the twelve months ended 2015 and 2016, includes $18.8 million of non-GAAP licensing revenue in MCD, China & ROW region and direct channel.

Table B: GAAP to Non-GAAP reconciling items (Three Months Ended Q4 2016)
	Cost of revenues	Research and development	SG&A	Amortization of Intangible assets	Impairment related to assets held for sale	Interest and other expense, net	Income tax provision
GAAP [i]	$328,220	$92,188	$94,076	$52,104	$1,960	$(33,155)	$(790)
[1] Stock based compensation, including costs related to modification of equity awards	6,589	16,687	12,292	—	—	—	—
[2] Changes in value of deferred compensation plan	42	147	292	—	—	(641)	—
[3] Merger, integration and related costs	2,614	476	5,136	—	—	—	—
[4] Inventory Step-up related to acquisition accounting	1,381	—	—	—	—	—	—
[5] Losses from equity method investments	—	—	—	—	—	8,766	—
[6] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	—	—	3,482	—
[7] Amortization of debt issuance costs	—	—	—	—	—	976	—
[8] Amortization of Intangible assets	—	—	—	52,104	—	—	—
[9] Impairment related to assets held for sale	—	—	—	—	1,960	—	—
[10] Restructuring costs, including executive severance	—	—	17,237	—	—	—	—
[11] Tax impact of Non-GAAP adjustments	—	—	—	—	—	(908)	(2,442)
Non - GAAP [ii]	$317,594	$74,878	$59,119	$—	$—	$(21,480)	$(3,232)
Impact of reconciling items [ii - i]	$(10,626)	$(17,310)	$(34,957)	$(52,104)	$(1,960)	$11,675	$(2,442)

Table C: GAAP to Non-GAAP reconciling items (Three Months Ended Q3 2016)
	Cost of revenues	Research and development	SG&A	Amortization of Intangible assets	Impairment related to assets held for sale	(Gain) related to investment in Deca Technologies	Interest and other expense, net	Income tax provision
GAAP [i]	$325,225	$95,411	$92,179	$54,849	$35,259	$(112,774)	$21,157	$(3,304)
[1] Stock based compensation, including costs related to modification of equity awards	4,852	12,581	9,880	—	—	—	—	—
[2] Changes in value of deferred compensation plan	113	365	785	—	—	—	(1,207)	—
[3] Merger, integration and related costs	192	1,937	10,390	—	—	—	—	—
[4] Inventory Step-up related to acquisition accounting	4,742	—	—	—	—	—	—	—
[5] Losses from equity method investments	—	—	—	—	—	—	4,233	—
[6] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	—	—	—	2,926	—
[7] Amortization of debt issuance costs	—	—	—	—	—	—	950	—
[8] Amortization of Intangible assets	—	—	—	54,849		—	—	—
[9] (Gain) related to investment in Deca Technologies	—	—	—	—	—	(112,774)	—	—
[10] Impairment related to assets held for sale	—	—	—	—	35,259	—	—	—
[11] Restructuring costs, including executive severance	—	—	7,970	—	—	—	—	—
[12] Tax impact of Non-GAAP adjustments	—	—	(179)	—	—	—	(55)	(4)
Non - GAAP [ii]	$315,326	$80,528	$63,333	$—	$—	$—	$14,310	$(3,308)
Impact of reconciling items [ii - i]	$(9,899)	$(14,883)	$(28,846)	$(54,849)	$(35,259)	$112,774	$(6,847)	$(4)

Table D: GAAP to Non-GAAP reconciling items (Three Months Ended Q4 2015)
	Cost of revenues	Research and development	SG&A	Amortization of Intangible assets	Interest and other expense, net	Income tax (provision) benefit
GAAP [i]	$306,881	$73,682	$86,791	$33,959	$(5,886)	$(15,726)
[1] Stock based compensation, including costs related to modification of equity awards	3,321	6,270	12,519	—	—	—
[2] Changes in value of deferred compensation plan	53	102	313	—	(785)	—
[3] Merger, integration and related costs	19,330	981	9,351	—	—	—
[4] Inventory Step-up related to acquisition accounting	9,231	—	—	—	—	—
[5] Losses from equity method investments	—	—	—	—	2,330	—
[6] Amortization of Intangible assets	—	—	—	33,959	—	—
[7] Imputed interest on Convertible debt and others	—	—	—	—	726	—
[8] Restructuring costs, including executive severance	—	—	1,406	—	—	—
[9] Tax impact of Non-GAAP adjustments	—	—	—	—	(153)	12,653
Non - GAAP [ii]	$274,946	$66,329	$63,202	$—	$(3,768)	$(3,073)
Impact of reconciling items [ii - i]	$(31,935)	$(7,353)	$(23,589)	$(33,959)	$2,118	$12,653

Table E: GAAP to Non-GAAP reconciling items (Twelve Months Ended Q4 2016)
	Cost of revenues	Research and development	SG&A	Goodwill impairment charge	(Gain) related to investment in Deca Technologies	Amortization of Intangible assets	Impairment related to assets held for sale	Impairment of acquisition related intangibles	Interest and other expense, net	Income tax provision
GAAP [i]	$1,237,974	$331,737	$343,514	$488,504	$(112,774)	$174,745	$37,219	$33,944	$(72,523)	$(2,616)
[1] Stock based compensation, including costs related to modification of equity awards	21,366	41,528	42,374	—	—	—	—	—	—	—
[2] Changes in value of deferred compensation plan	288	884	1,889	—	—	—	—	—	(2,326)	—

[3] Merger, integration and related costs	17,927	3,106	28,819	—	—	—	—	—	—	—
[4] Inventory Step-up related to acquisition accounting	13,264	—	—	—	—	—	—	—	—	—
[5] Losses from equity method investments	—	—	—	—	—	—	—	—	17,644	—
[6] Amortization of Intangible assets	—	—	—	—	—	174,745	—	—	—	—
[7] Imputed interest on Convertible debt and others	—	—	—	—	—	—	—	—	8,306	—
[8] Amortization of debt issuance costs	—	—	—	—	—	—	—	—	1,961	—
[9] (Gain) related to investment in Deca Technologies	—	—	—	—	(112,774)	—	—	—	—	—
[10] Impairment related to assets held for sale	—	—	—	—	—	—	37,219	—	—	—
[11] Goodwill impairment charge	—	—	—	488,504	—	—	—	—	—	—
[12] Impairment of acquisition related intangibles	—	—	—	—	—	—	—	33,944	—	—
[13] Restructuring costs, including executive severance and other charges	—	—	30,631	—	—	—	—	—	—	—
[14] Tax impact of Non-GAAP adjustments	—	—	—	—	—	—	—	—	(640)	(10,687)
Non - GAAP [ii]	$1,185,129	$286,219	$239,801	$—	$—	$—	$—	$—	$(47,578)	$(13,303)
Impact of reconciling items [ii - i]	$(52,845)	$(45,518)	$(103,713)	$(488,504)	$112,774	$(174,745)	$(37,219)	$(33,944)	$24,945	$(10,687)

Table F: GAAP to Non-GAAP reconciling items (Twelve Months Ended Q4 2015)
	Cost of revenues	Research and development	SG&A	Gain on Divestiture	Amortization of Intangible assets	Interest and other expense, net	Income tax (provision) benefit
GAAP [i]	$1,207,850	$281,391	$413,654	$(66,472)	$108,335	$(27,273)	$(16,960)
[1] Stock based compensation, including costs related to modification of equity awards	15,699	26,373	51,457	—	—	—	—
[2] Changes in value of deferred compensation plan	(38)	(233)	(260)	—	—	1,353	—
[3] Merger, integration and related costs	54,733	2,681	39,939	—	—	—	—
[4] Inventory Step-up related to acquisition accounting	84,297	—	—	—	—	—	—
[5] Losses from equity method investments	—	—	—	—	—	7,148	—
[6] Amortization of Intangible assets	—	—	—	—	108,335	—	—
[7] Imputed interest on Convertible debt and others	—	—	—	—	—	8,256
[8] Gain on divestiture	—	—	—	(66,472)	—	—	—
[9] Restructuring and other charges	73	326	91,320	—	—	—	—
[10] Tax impact of Non-GAAP adjustments	—	—	—	—	—	(1,344)	7,006
Non - GAAP [ii]	$1,053,086	$252,244	$231,198	$—	$—	$(11,860)	$(9,954)
Impact of reconciling items [ii - i]	$(154,764)	$(29,147)	$(182,456)	$66,472	$(108,335)	$15,413	$7,006

Table G: Operating income (loss)	Three Months Ended			Twelve Months Ended
	Q4'16	Q3'16	Q4'15	Q4'16	Q4'15
GAAP operating income (loss) [i]	$(38,376)	$33,696	$(51,185)	$(611,755)	$(336,905)
Impact of reconciling items on Revenue (see Table A)		6,250	6,250	18,750	18,750
Impact of reconciling items on Cost of revenues (see Table B, C, D, E, F)	10,626	9,899	31,935	52,845	154,764
Impact of reconciling items on R&D (see Table B, C, D, E, F)	17,310	14,883	7,353	45,518	29,147
Impact of reconciling items on SG&A (see Table B, C, D, E, F)	34,957	28,846	23,589	103,713	182,456
Impact of Amortization of Intangible Assets (see Table B,C, D, E, F)	52,104	54,849	33,959	174,745	108,335
Impact of Goodwill impairment charge (see Table E)	—	—	—	488,504	—
Impact of Impairment related to assets held for sale (see Table B, C, E)	1,960	35,259	—	37,219	—
Impact of Impairment related to acquisition related intangibles (see Table E)	—	—	—	33,944	—
Gain from divestiture transaction (see Table F)	—	—	—	—	(66,472)
(Gain) related to investment in Deca Technologies (see Table C, E)	—	(112,774)	—	(112,774)	—
Non-GAAP operating income [ii]	$78,581	$70,908	$51,901	$230,709	$90,075
Impact of reconciling items [ii - i]	$116,957	$37,212	$103,086	$842,464	$426,980

Table H: Pre-tax profit	Three Months Ended			Twelve Months Ended
	Q4'16	Q3'16	Q4'15	Q4'16	Q4'15
GAAP Pre-tax profit	$(71,531)	$12,539	$(57,071)	$(684,278)	$(364,178)
Impact of reconciling items on Operating income (see Table G)	116,957	37,212	103,086	842,464	426,980
Interest and other expense, net (see Table B,C, D, E, F)	11,675	6,847	2,118	24,945	15,413
Non-GAAP Pre-tax income	$57,101	$56,598	$48,133	$183,131	$78,215

Table I: Net income (loss)	Three Months Ended			Twelve Months Ended
	Q4'16	Q3'16	Q4'15	Q4'16	Q4'15
GAAP Net income (loss)	$(72,367)	$9,411	$(72,330)	$(686,251)	$(378,867)
Impact of reconciling items on Operating income (see Table G)	116,957	37,212	103,086	842,464	426,980
Interest and other expense, net (see Table B,C, D, E, F)	11,675	6,847	2,118	24,945	15,413
Income tax (provision) benefit (see Table B,C,D,E,F)	(2,442)	(4)	12,653	(10,687)	7,006
Non-GAAP Net income	$53,823	$53,467	$45,527	$170,471	$70,532

Table J: Margin %	Three Months Ended
	Q4'16		Q3'16		Q4'15
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Revenue (See Table A) [i]	$530,172	$530,172	$523,845	$530,095	$450,128	$456,378
Cost of revenues (See Table B, C, D) [ii]	328,220	317,594	325,225	315,326	306,881	274,946
Margin [iii] [ii - i]	$201,952	$212,578	$198,620	$214,769	$143,247	$181,432
Margin % [iii / i]	38.1%	40.1%	37.9%	40.5%	31.8%	39.8%

Table K: Margin %	Twelve Months Ended
	Q4'16		Q4'15
	GAAP	Non-GAAP	GAAP	Non-GAAP
Revenue (See Table A) [i]	$1,923,108	$1,941,858	$1,607,853	$1,626,603
Cost of revenues (See Table E, F) [ii]	1,237,974	1,185,129	1,207,850	1,053,086
Margin [iii] [ii - i]	$685,135	$756,730	$400,003	$573,517
Margin % [iii / i]	35.6%	39.0%	24.9%	35.3%

Table L: Pretax profit margin %	Three Months Ended
	Q4'16		Q3'16		Q4'15
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Revenue (See Table A) [i]	$530,172	$530,172	$523,845	$530,095	$450,128	$456,378
Pre-tax profit (see Table H) [ii]	$(71,531)	$57,101	$12,539	$56,598	(57,071)	48,133
Pre-tax profit margin % [ii / i]	(13.5)%	10.8%	2.4%	10.7%	(12.7)%	10.5%

Table M: Pretax profit margin %	Twelve Months Ended
	Q4'16		Q4'15
	GAAP	Non-GAAP	GAAP	Non-GAAP
Revenue (See Table A) [i]	$1,923,108	$1,941,858	$1,607,853	$1,626,603
Pre-tax profit (see Table H) [ii]	$(684,278)	$183,131	$(364,178)	$78,215
Pre-tax profit margin % [ii / i]	(35.6)%	9.4%	(22.6)%	4.8%

Table N: Weighted-average shares, diluted	Three Months Ended
	Q4'16		Q3'16		Q4'15
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Weighted-average common shares outstanding, basic	322,800	322,800	321,276	321,276	334,447	334,447
Effect of dilutive securities:
Stock options, unvested restricted stock and other	—	17,199	7,017	14,008	—	15,363
Impact of convertible bond	—	15,138	15,425	15,425	—	12,419
Weighted-average common shares outstanding, diluted	322,800	355,137	343,718	350,709	334,447	362,229

Table O: Weighted-average shares, diluted	Twelve Months Ended
	Q4'16		Q4'15
	GAAP	Non-GAAP	GAAP	Non-GAAP
Weighted-average common shares outstanding, basic	319,522	319,522	302,036	302,036
Effect of dilutive securities:
Stock options, unvested restricted stock and other	—	15,370	—	21,223
Impact of convertible bond	—	15,138	—	12,419
Weighted-average common shares outstanding, diluted	319,522	350,030	302,036	335,678

Table P: Net income (loss) Per Share	Three Months Ended
	Q4'16		Q3'16		Q4'15
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Net income (loss) (see Table I)	$(72,367)	$53,823	$9,411	$53,467	$(72,330)	$45,527
Weighted-average common shares outstanding (see Table N) [ii]	322,800	355,137	343,718	350,709	334,447	362,229
Non-GAAP earnings per share - Diluted [i/ii]	$(0.22)	$0.15	$0.03	$0.15	$(0.22)	$0.13

Table Q: Net income (loss) Per Share	Twelve Months Ended
	Q4'16		Q4'15
	GAAP	Non-GAAP	GAAP	Non-GAAP
Net income (loss) (see Table I)	$(686,251)	$170,471	$(378,867)	$70,532
Weighted-average common shares outstanding (see Table O) [ii]	319,522	350,030	302,036	335,678
Non-GAAP earnings per share - Diluted [i/ii]	$(2.15)	$0.49	$(1.25)	$0.21

CYPRESS SEMICONDUCTOR CORPORATION
SUPPLEMENTAL FINANCIAL DATA
(In thousands)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	January 1, 2017	October 2, 2016	January 3, 2016	January 1, 2017	January 3, 2016
Selected Cash Flow Data (Preliminary):
Net cash provided by operating activities	$89,787	$105,130	$42,094	$217,419	$8,801
Net cash used in investing activities	$(19,008)	$(560,248)	$(24,351)	$(613,438)	$(79,088)
Net cash (used in) provided by financing activities	$(37,262)	$353,441	$15,188	$289,502	$193,240
Other Supplemental Data (Preliminary):
Capital expenditures	$11,889	$19,695	$9,227	$57,398	$47,206
Depreciation	$16,057	$19,454	$39,443	$89,464	$126,496
Payment of dividend	$35,350	$35,240	$36,914	$141,410	$127,995
Dividend paid per share	$0.11	$0.11	$0.11	$0.44	$0.44

CYPRESS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP FORWARD LOOKING ESTIMATES TO NON-GAAP FORWARD LOOKING ESTIMATES

	Forward looking GAAP estimate (A)	Adjustments (B)				Forward looking Non-GAAP estimate (C)=(A)+(B)
		Amortization of intangibles	Share-based compensation expense	Restructuring	Other items
Margin %	37% +/- 50 bps	—%	1.3%	—%	0.4%	39% +/- 50 bps
Diluted earnings per share	$(0.22) to $(0.18)	$0.15	$0.11	$0.03	$0.02	$0.09 to $0.13

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